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                                                                    EXHIBIT 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated March 1, 1999 appearing on page F-1 of Eldorado Bancshares, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1998.

/s/ PricewaterhouseCoopers LLP
---------------------------------
PricewaterhouseCoopers LLP
Los Angeles, California
November 15, 1999